MOVING YOU FORWARD July 14, 2025 ZBH Acquisition of Monogram Technologies Inc. Exhibit 99.1

Disclaimer Cautionary Note Regarding Forward-Looking Statements: This presentation contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including any statements about us; Monogram Technologies Inc. (“Monogram”); forecasts; expectations; plans; intentions; strategies; prospects; goals; priorities; financial guidance; products; markets; technologies; partnerships; and services. Forward-looking statements in this presentation also include, among other things, statements about the potential benefits of the proposed transaction; anticipated accretion and growth rates; Zimmer Biomet's and Monogram’s plans, objectives, expectations and intentions; the financial condition, results of operations and businesses of Zimmer Biomet and Monogram; the possibility that the milestones associated with the contingent value rights are achieved in part or at all; and the anticipated timing of closing of the proposed transaction. All statements other than statements of historical or current fact are, or may be deemed to be, forward-looking statements. Such statements are based upon the current beliefs, expectations and assumptions of our management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual outcomes and results to differ materially from the forward-looking statements. These risks, uncertainties and changes in circumstances include, but are not limited to: risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals) in the anticipated timeframe or at all, including uncertainties as to whether the stockholders of Monogram will approve the proposed transaction and the possibility that the proposed transaction does not close; risks related to the possibility that competing offers or acquisition proposals for Monogram will be made; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances which would require Monogram to pay a termination fee; risks related to the ability to realize the anticipated benefits of the proposed transaction, including the possibility that the expected benefits from the proposed transaction will not be realized or will not be realized within the expected time period; the risk that the businesses will not be integrated successfully; risks relating to changing demand for Zimmer Biomet’s and Monogram’s existing products; risks relating to the achievement, in part or at all, of the revenue and other milestones necessary for the payment of any contingent value rights; disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including with customers, vendors, service providers, independent sales representatives, agents or agencies, and Monogram Technologies’ ability to attract, motivate or retain key executives, employees and other associates; risks related to the proposed transaction diverting Zimmer Biomet’s and/or Monogram’s managements’ attention from the ongoing business operations of their respective business; negative effects of the announcement or consummation of the proposed transaction on the market price of Zimmer Biomet’s and/or Monogram’s common stock and on Zimmer Biomet’s and/or Monogram’s operating results; significant transaction costs; unknown liabilities; the risk of litigation, including stockholder litigation, and/or regulatory actions, including any conditions, limitations or restrictions placed on approvals by any applicable governmental entities, related to the proposed transaction; and (A) other risks and uncertainties discussed in Zimmer Biomet’s and Monogram’s respective Annual Reports on Form 10-K for the fiscal year ended December 31, 2024 and their subsequent Quarterly Reports on Form 10-Q (in particular, the risk factors set forth under the headings “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in such Annual Reports and Quarterly Reports), and (B) other risk factors identified from time to time in other filings with the U.S. Securities and Exchange Commission (the “SEC”). Filings with the SEC are available on the SEC’s website at www.sec.gov. The list of factors that may affect actual results and the accuracy of forward-looking statements is illustrative and is not intended to be exhaustive. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Zimmer Biomet and Monogram undertake no obligation to update any of these forward-looking statements as the result of new information or to reflect events or circumstances after the date of this communication or to reflect actual outcomes, expect as required by law, and expressly disclaim any obligation to revise or update any forward-looking statement to reflect future events or circumstances. Non-GAAP Financial Measures:  This presentation refers to certain financial measures that differ from financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may not be comparable to similar measures reported by other companies and should be considered in addition to, and not as a substitute for, or superior to, other measures prepared in accordance with GAAP.  Management uses non-GAAP financial measures internally to evaluate the performance of the business. Additionally, management believes these non-GAAP measures provide meaningful incremental information to investors to consider when evaluating our performance and the transaction.  Management believes these measures offer the ability to make period-to-period comparisons that are not impacted by certain items that can cause dramatic changes in reported income but that do not impact the fundamentals of our operations.  The non-GAAP measures enable the evaluation of operating results and trend analysis by allowing a reader to better identify operating trends that may otherwise be masked or distorted by these types of items that are excluded from the non-GAAP financial measures. In addition, certain of these non-GAAP financial measures are used as performance metrics in our incentive compensation programs. Forward looking information is not adjusted to give effect to accounting requirements for discontinued operations. Unless otherwise noted, all measures in this presentation are on an adjusted and constant currency basis. Additional Information about the Proposed Transaction and Where to Find It: In connection with the proposed transaction, Monogram intends to file relevant materials with the SEC, including preliminary and definitive proxy statements relating to the proposed transaction. The definitive proxy statement will be mailed to Monogram’s stockholders in connection with the proposed transaction. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF MONOGRAM ARE URGED TO READ THE PRELIMINARY AND DEFINITIVE PROXY STATEMENTS AND ALL RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (if and when they are available) and other related documents filed with the SEC at the SEC’s website at www.sec.gov, and on Monogram’s website at www.monogramtechnologies.com. In addition, the proxy statement and other documents may be obtained free of charge by directing a request to Monogram Technologies Inc., ATTN: Investor Relations, 3913 Todd Lane, Suite 307, Austin, TX, 78744 telephone: (512) 399-2656. Participants in the Solicitation: Zimmer Biomet and Monogram and their respective directors and executive officers and other members of management and employees, under SEC rules, may be deemed participants in the solicitation of proxies from the stockholders of Monogram in connection with the proposed transaction. Information regarding Zimmer Biomet’s directors and executive officers can be found in Zimmer Biomet’s definitive proxy statement on Schedule 14A for the 2025 Annual Meeting of Stockholders, filed with the SEC on April 14, 2025 and subsequent statements of beneficial ownership on file with the SEC. Information regarding Monogram’s directors and executive officers can be found in Monogram’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 12, 2025 and subsequent statements of beneficial ownership on file with the SEC. These documents are available free of charge at the SEC’s web site at www.sec.gov, on Zimmer Biomet’s website at www.zimmerbiomet.com and on Monogram’s website at www.monogramtechnologies.com. Additional information regarding the interest of Monogram’s participants in the solicitation of Monogram’s stockholders, which may, in some cases, be different than those of Monogram’s stockholders generally, will be set forth in the proxy statement related to the proposed transaction described above and other relevant materials to be filed with the SEC if and when they become available.

Summary Zimmer Biomet has entered into a definitive agreement to acquire all of the outstanding shares of Monogram Technologies Inc. (NASD:MGRM), a developer of semi- and fully-autonomous1, AI-driven orthopedic robotic systems. The transaction values Monogram at approximately $168 million2, is expected to be neutral to EPS3 in 2025 – 2027 and accretive thereafter, and expected to contribute to revenue growth beginning in 2027. Monogram has received FDA clearance for mBôs, a semi-autonomous, AI-navigated total knee arthroplasty (TKA) robotic solution, and is currently developing a fully autonomous version. Monogram’s objective is to improve the accuracy, safety and speed of TKAs while expanding mBôs’ label to include additional applications. Upon closing, the transaction will leap Zimmer Biomet forward by offering orthopedic surgeons the most comprehensive suite of customer-centric technology solutions, ranging from simplified navigation, such as OrthoGrid, to non-CT based robotics with ROSA, and fully autonomous robotics1 with mBôs. This acquisition underscores Zimmer Biomet’s commitment to enabling today while defining the future of orthopedic surgery. Monogram’s fully-autonomous TKA robot is currently in development, we anticipate late 2027/early 2028 launch; the semi-autonomous robot is regulatory approved with a Monogram implant Represents enterprise value and excludes an up to $12.37 per share Contingent Value Right (CVR) Based on ZBH internal model expectations, on an adjusted, non-GAAP basis and assuming a 2H2025 deal close

mBôs Overview



KEY FEATURES

- Robotic joint arm with 7 degrees of freedom
- Robotic-controlled saw, with capabilities for burring/reaming[1]
- CT-based planning and navigation
- AI/ML driven personalized case planning
- Markerless tracking[1]
- Augmented reality integration[1]
- Capable of fully remote surgery[1]
- No external fixation enabled by dynamic compensation

- 2 versions targeting broad surgeon base:
  - Semi-Autonomous – FDA cleared robot performs cutting[2]
    - Launch with Persona knee expected early-2027
  - Fully Autonomous - Robot performs cutting, hands-free to hold retractors, foot pedal activated[3]
    - Launch with Persona knee expected late-2027/early-2028
- Initial approval for TKA; pursuing additional indications

1. Has not yet received regulatory approval
2. FDA approved to be used with Monogram implants
3. Currently in development, we anticipate late 2027/early 2028 launch

4

ZBH's Full Suite[1] of Robotic and Navigational Solutions

Committed to Broadest Offering in Industry to Address Customer Needs Now and in the Future

Robotics Offerings

ROSA ROBOTIC SYSTEM



Image-less or CT-enabled pre-planning[2], manual cuts

mBôs



Fully and Semi-Autonomous Versions[3] with CT-based pre- and intraoperative-planning

TMINI[4]



CT-enabled, handheld, smaller footprint

Navigation

ORTHOGRID

AI-based, direct anterior hip navigation system without pins, CT or MRI



HIPINSIGHT[4]

CT-based 3D planning for direct anterior and posterior workflows



1. Inclusion of mBôs as within ZBH's Suite of Solutions is subject to transaction closing, which is subject to receipt of required regulatory approvals and approval of the Monogram common stockholders
2. CT-enabled ROSA has not yet received regulatory approval
3. mBôs fully-Autonomous robot is currently in development; we anticipate late 2027/early 2028 launch
4. ZBH has partnership agreements with ThinkSurgical and HipInsight

ROSA CT Early-27 ROSA Posterior Hip 2H26 ROSA Oxford 2027 ROSA Shoulder V1.2 2027 mBôs Autonomous with Persona1 Late-27/Early-28 ROSA Shoulder Full launch Early-26 Robust Robotics Innovation Pipeline Committed to advancing all platforms to address customer and patient needs Note: Dates listed are expected launches 1. Inclusion of mBôs as within ZBH’s Innovation Pipeline is subject to transaction closing, which is subject to receipt of required regulatory approvals and approval of the Monogram common stockholders mBôs Semi-Autonomous with Persona1 Early-27 200 additional robotic clinical sales representatives Investing in US to match International market leadership ROSA with OptimiZe (1.5) 2H25

Customer Centric Technology Approach Autonomous1 Semi-Autonomous Manually Performed Cuts Remote Surgical Capabilities1 CT-based Pre- and Intraoperative- Planning Image Free Planning Markerless Tracking1 Kinematic Alignment Handheld Price Optionality Al-based Augmented-Reality New with mBôs KEY: Has not yet received regulatory approval

Transaction Details Transaction value excludes CVR Based on ZBH internal model expectations, on an adjusted, non-GAAP basis and assuming a 2H2025 deal close Purchase Price and Contingent Value Right (CVR) Structure Sources of Financing Approval Process Financial Impact $4.04 per share in cash corresponding to an approximate $168 million enterprise value1 Non-tradable CVRs which may pay up to an additional $12.37 per share in cash based on achievement of development, regulatory and revenue milestones Zimmer Biomet plans to fund the proposed transaction through a combination of cash on the balance sheet and other available debt financing sources Subject to receipt of required regulatory approvals and approval of the Monogram stockholders, and is anticipated to close in the second half of 2025 Neutral to EPS2 in 2025-2027 and accretive thereafter; the transaction is expected to contribute to revenue growth beginning in 2027

Driving US robotic knee penetration beyond the roughly 40% exiting 2027 contemplated in our LRP Increasing our share of wallet, as each mBôs case carries a 10-15% price premium Expanding our leading global position in knees Strengthens ZBH’s leadership position in robotics, one of the fastest growing segments within orthopedics Accelerates revenue growth CVR structure de-risks transaction and optimizes financial contribution Neutral to adjusted EPS in 2025, 2026 and 2027 Accretive to adjusted EPS in 2028 and beyond High single digit ROIC by year five, increasing contribution thereafter Monogram Acquisition Compelling Financial Returns

Transaction Aligns with Our M&A Strategy Monogram Technologies Checks all the Boxes Strategic Criteria Transaction value (up to $2B) Accelerates WAMGR Adj. EPS Neutral by the End of Year 2 HSD ROIC1 by Year 5 Financial Criteria 1. Return on Invested Capital Path to Category Leadership Differentiated Protected Solutions Improve Safety, Efficiency, Best-in-Class Outcomes Site of Care